Business Combination	6 Months Ended
Jun. 30, 2026
Business Combination [Abstract]
BUSINESS COMBINATION

6. BUSINESS COMBINATION

Business combination of QC Capital Limited (the “QC Capital”)

On June 12, 2026, the Group entered into a share purchase agreement with QC Capital Limited (“QC Capital”), a technology company incorporated under the laws of BVI. Pursuant to the share purchase agreement, the Group will acquire from the sellers 100% of the issued and outstanding shares of the QC Capital limited, for a total consideration of US$60 million, payable in 20,491,805 Class B ordinary shares of the Group (the “Consideration Shares”).

The acquisition was completed on June 15, 2026, upon which the Group issued 20,491,805 Class B ordinary shares as consideration. Of the Consideration Shares issued, 19,877,050 Class B ordinary shares, representing approximately 97% of the total consideration shares, are subject to an eight-year lock-up period commencing from the closing date and will be released in five equal annual tranches beginning on the fourth anniversary of the closing date. The remaining 614,755 Class B ordinary shares, representing approximately 3% of the Consideration Shares, are subject to lock-up restrictions until completion of their registration, which is expected by end of September 2026.

Although QC Capital was a newly established holding company, it controlled operating entities through a series of contractual arrangements (the “VIEs”). While the VIEs had not generated historical revenues prior to the acquisition date, they had established the workforce, operational processes, contractual arrangements, and technology necessary to conduct business activities. Management determined that the acquired set met the definition of a business under ASC 805 and accounted for the acquisition as a business combination.

The Group engaged an independent third-party valuation specialist to assist management in determining the fair value of the purchase consideration transferred and the identifiable assets acquired and liabilities assumed as of the acquisition date. Based on the valuation performed as of June 15, 2026, the fair value of the purchase consideration was determined to be US$38.7 million. The identifiable intangible assets acquired primarily consisted of customer relationships and software copyrights, with estimated fair values of US$8.7 million and US$7.3 million, respectively. The excess of the purchase consideration over the fair value of the identifiable net assets acquired was recognized as goodwill of US$26.7 million.

The following table summarizes the preliminary allocation of the purchase consideration to the identifiable assets acquired and liabilities assumed as of the acquisition date:

Fair value
Customer relationship	$8,675
Software	7,341
Goodwill	26,723
Deferred tax liabilities (1)	(4,004)
Total	$38,735

(1)	The Group recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of the fair value adjustments in connection with the acquisition of QC Capital. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.